UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 6, 2025

PAR Technology Corporation

(Exact name of registrant as specified in its charter)
Delaware	1-09720	16-1434688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	PAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

PAR Technology Corporation (the “Company”) is filing Exhibit 99.1 to its Current Report on Form 8-K (the “Form 8-K”) solely to recast certain financial information and related disclosures included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 27, 2024 (the “2023 Form 10-K”).

On June 7, 2024 and July 1, 2024, the Company completed the sale of PAR Government Systems Corporation (“PGSC”) and Rome Research Corporation (“RRC”), respectively. The sale of PGSC and RRC comprise the sale of 100% of the Company’s Government segment. As a result, the Company determined that the Government segment met the definition of discontinued operations in the quarter ended June 30, 2024, and, as such the historical results of the Government segment have been reflected as discontinued operations in our recast consolidated financial statements for all periods presented herein. The assets and liabilities associated with the Government segment were classified as assets and liabilities of discontinued operations in our consolidated balance sheets as of December 31, 2023 and 2022. Refer to “Note 4 - Discontinued Operations” of the notes to consolidated financial statements in “Part II, Item 8. Financial Statements and Supplementary Data” of Exhibit 99.1 for additional information.

The rules of the Securities and Exchange Commission require that when a registrant prepares, on or after the date a registrant reports an accounting change such as the segment change noted above, a new registration, proxy, or information statement (or amends a previously filed registration, proxy, or information statement or expects to file a new registration, proxy or information statement) that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included, to be included or incorporated by reference in the registration, proxy, or information statement to reflect these types of changes.

Accordingly, this Form 8-K is being filed solely to recast financial information and related disclosures contained in the 2023 Form 10-K to reflect the sale of the Government segment.

The following items of the 2023 Form 10-K are being recast as reflected in Exhibit 99.1:

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and
•	Part II, Item 8. Financial Statements and Supplementary Data;

Except as specifically set forth in Exhibit 99.1 to recast the historical results of the Government segment as discontinued operations, no revisions or updates are made to the 2023 Form 10-K, and this Form 8-K does not reflect events occurring after we filed our 2023 Form 10-K. Exhibit 99.1 should be read in conjunction with the 2023 Form 10-K and our subsequent filings with the SEC. Exhibit 99.1 is not an amendment to, or a restatement of the 2023 Form 10-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Exhibit Description
23	Consent of Deloitte & Touche LLP
99.1
Recast Sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023: Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Part II, Item 8. Financial Statements and Supplementary Data

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date:	January 6, 2025	/s/ Bryan A. Menar
Bryan A. Menar
Chief Financial Officer
(Principal Financial Officer)